UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2009
Date of Report (Date of earliest event reported)

RANCHO SANTA MONICA DEVELOPMENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51376	83-0414306
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

802-610 Granville Sreet
Vancouver, BC	V6C 3T3
(Address of principal executive offices)	(Zip Code)

(604) 689-5661
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 4, 2009 Rancho Santa Monica Developments Inc. (the “Company”), entered into an Agreement to sell all of the assets, including but not limited to all intellectual property, domain names and contracts, of AptHost Communications USA Ltd (“Apthost”) to Hostgator.com LLC in exchange for $100,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHO SANTA MONICA DEVELOPMENTS INC.

Date: December 4th, 2009	By:	/s/ GRAHAM ALEXANDER
GRAHAM ALEXANDER
President and Chief Executive Officer